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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       August 15, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

  Delaware                           1-7182                     13-2740599
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(State or Other                     (Commission              (I.R.S. Employer
Jurisdiction of                      File Number)           Identification No.)
Incorporation)

4 World Financial Center, New York, New York                10080
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:      (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events
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         On August 15, 2002, Standard & Poor's Ratings Services announced that it placed its long- and short-term counterparty credit ratings on Merrill Lynch & Co., Inc. on CreditWatch with negative implications. These long- and short-term ratings are currently `AA-' and `A-1+', respectively. It stated in its announcement that if these ratings are lowered, they are not likely to be lowered by more than one notch.

         At the same time, Standard & Poor's took negative rating actions on several other financial institutions.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                MERRILL LYNCH & CO., INC.
                                      ------------------------------------------
                                                      (Registrant)



                                      By: /s/ Andrew J. Quigley
                                         ---------------------------------------
                                              Andrew J. Quigley
                                              Assistant Secretary

Date:    August 15, 2002

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